EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	FOR THE
	THREE MONTHS ENDED		%
	September 30,		INCREASE
	2021	2020	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$7,399	$2,848	159.80%
Return on Average Assets (Annualized)	1.26%	0.48%	162.50%
Return on Average Equity (Annualized)	9.77%	3.83%	155.09%

	AS OF OR FOR THE
	NINE MONTHS ENDED		%
	September 30,		INCREASE
	2021	2020	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$23,246	$12,452	86.68%
Return on Average Assets (Annualized)	1.34%	0.87%	54.02%
Return on Average Equity (Annualized)	10.28%	6.26%	64.22%

BALANCE SHEET HIGHLIGHTS
Total Assets	$2,354,896	$2,352,793	0.09%
Available-for-Sale Debt Securities	437,857	340,545	28.58%
Loans, Net	1,563,008	1,680,617	(7.00)%
Allowance for Loan Losses	12,700	10,753	18.11%
Deposits	1,940,141	1,871,514	3.67%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$328,659	$254,462	29.16%
Trust Assets Under Management	1,183,900	1,012,986	16.87%

STOCKHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$1.46	$0.86	69.77%
Net Income - Diluted	$1.46	$0.86	69.77%
Dividends	$0.83	$0.81	2.47%
Common Book Value	$19.01	$18.65	1.93%
Tangible Common Book Value (a)	$15.46	$15.09	2.45%
Market Value (Last Trade)	$25.26	$16.24	55.54%
Market Value / Common Book Value	132.88%	87.08%	52.60%
Market Value / Tangible Common Book Value	163.39%	107.62%	51.82%
Price Earnings Multiple (Annualized)	12.95	14.16	(8.55)%
Dividend Yield (Annualized)	4.39%	6.65%	(33.98)%
Common Shares Outstanding, End of Period	15,750,250	15,890,353	(0.88)%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	NINE MONTHS ENDED		%
	September 30,		INCREASE
	2021	2020	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	10.59%	10.44%	1.44%
Nonperforming Assets / Total Assets	1.05%	1.17%	(10.26)%
Allowance for Loan Losses / Total Loans	0.81%	0.64%	26.56%
Total Risk Based Capital Ratio (b)	18.53%	17.04%	8.74%
Tier 1 Risk Based Capital Ratio (b)	15.50%	15.20%	1.97%
Common Equity Tier 1 Risk Based Capital Ratio (b)	15.50%	15.20%	1.97%
Leverage Ratio (b)	10.35%	9.94%	4.12%

AVERAGE BALANCES
Average Assets	$2,310,531	$1,909,844	20.98%
Average Equity	$301,474	$265,276	13.65%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent
Basis (c)	$59,056	$48,524	21.70%
Noninterest Income	19,441	17,779	9.35%
Total (1)	$78,497	$66,303	18.39%
Noninterest Expense Excluding Merger Expenses (2)	$46,454	$39,834	16.62%
Efficiency Ratio = (2)/(1)	59.18%	60.08%	(1.50)%

(a)Tangible book value per common share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios.  Management believes this non-GAAP information is helpful in evaluating the strength of the Corporation's capital and in providing an alternative, conservative valuation of the Corporation's net worth.  The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$2,354,896	$2,352,793
Less: Intangible Assets, Primarily Goodwill	(55,955)	(56,585)
Tangible Assets	$2,298,941	$2,296,208
Total Stockholders' Equity	$299,402	$296,316
Less: Intangible Assets, Primarily Goodwill	(55,955)	(56,585)
Tangible Common Equity (3)	$243,447	$239,731

Common Shares Outstanding, End of Period (4)	15,750,250	15,890,353
Tangible Common Book Value per Share = (3)/(4)	$15.46	$15.09

(b)Capital ratios for the most recent period are estimated.

(c)The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using the Corporation's marginal federal income tax rate of 21%. In the calculation above, management excluded merger-related expenses.

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended :
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2021	2021	2020	2020	2020	2020
Interest income	$21,073	$20,428	$21,754	$21,859	$21,751	$16,513	$17,037
Interest expense	1,614	1,747	1,671	2,104	2,469	2,267	2,755
Net interest income	19,459	18,681	20,083	19,755	19,282	14,246	14,282
Provision (credit) for loan losses	1,530	744	259	620	1,941	(176)	1,528
Net interest income after provision (credit) for loan losses	17,929	17,937	19,824	19,135	17,341	14,422	12,754
Noninterest income	6,359	6,300	6,782	6,565	6,970	5,528	5,281
Net gains on securities	23	2	0	144	25	0	0
Loss on prepayment of borrowings	0	0	0	1,636	0	0	0
Merger-related expenses	0	0	0	182	6,402	983	141
Other noninterest expenses	15,346	15,399	15,709	15,775	14,648	12,274	12,912
Income before income tax provision	8,965	8,840	10,897	8,251	3,286	6,693	4,982
Income tax provision	1,566	1,780	2,110	1,481	438	1,255	816
Net income	$7,399	$7,060	$8,787	$6,770	$2,848	$5,438	$4,166
Net income attributable to common shares	$7,336	$6,999	$8,722	$6,727	$2,830	$5,405	$4,146
Basic earnings per common share	$0.47	$0.44	$0.55	$0.43	$0.18	$0.39	$0.30
Diluted earnings per common share	$0.47	$0.44	$0.55	$0.43	$0.18	$0.39	$0.30

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2021	2021	2020	2020	2020	2020
ASSETS
Cash & Due from Banks	$198,995	$208,860	$207,145	$101,857	$174,478	$77,642	$32,678
Available-for-Sale Debt Securities	437,857	391,881	366,376	349,332	340,545	332,188	342,416
Loans, Net	1,563,008	1,585,481	1,602,926	1,632,824	1,680,617	1,230,387	1,156,143
Bank-Owned Life Insurance	30,530	30,391	30,247	30,096	29,942	18,843	18,745
Bank Premises and Equipment, Net	20,526	20,620	20,740	21,526	21,504	18,332	18,023
Intangible Assets	55,955	56,088	56,222	56,356	56,585	29,511	29,573
Other Assets	48,025	45,742	49,939	47,109	49,122	38,563	31,867
TOTAL ASSETS	$2,354,896	$2,339,063	$2,333,595	$2,239,100	$2,352,793	$1,745,466	$1,629,445

LIABILITIES
Deposits	$1,940,141	$1,916,809	$1,923,925	$1,820,469	$1,871,514	$1,381,178	$1,249,912
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	40,555	46,450	60,230	74,630	143,657	87,308	110,551
Senior Notes, Net	14,685	14,670	0	0	0	0	0
Subordinated Debt, Net	32,988	32,967	16,534	16,553	16,572	6,500	6,500
Other Liabilities	27,125	24,034	32,850	27,692	24,734	14,689	11,254
TOTAL LIABILITIES	2,055,494	2,034,930	2,033,539	1,939,344	2,056,477	1,489,675	1,378,217

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated Other Comprehensive Income	292,997	294,857	293,097	287,961	284,707	244,080	241,754
Accumulated Other Comprehensive Income:
Net Unrealized Gains on Available-for-sale Securities	6,300	9,167	6,847	11,676	11,376	11,472	9,230
Defined Benefit Plans	105	109	112	119	233	239	244
TOTAL STOCKHOLDERS' EQUITY	299,402	304,133	300,056	299,756	296,316	255,791	251,228
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,354,896	$2,339,063	$2,333,595	$2,239,100	$2,352,793	$1,745,466	$1,629,445

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	September 30, 2021		June 30, 2021		December 31, 2020
	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value
Obligations of the U.S. Treasury	$25,088	$25,068	$22,981	$23,073	$12,184	$12,182
Obligations of U.S. Government agencies	23,935	24,312	24,764	25,373	25,349	26,344
Obligations of states and political subdivisions:
Tax-exempt	135,362	139,244	127,122	132,310	116,427	122,401
Taxable	69,426	70,493	58,921	60,528	45,230	47,452
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	59,920	60,629	50,397	51,328	36,853	38,176
Residential collateralized mortgage obligations	43,811	44,593	44,536	45,575	56,048	57,467
Commercial mortgage-backed securities	72,341	73,518	51,555	53,694	42,461	45,310
Total Available-for-Sale Debt Securities	$429,883	$437,857	$380,276	$391,881	$334,552	$349,332

SUMMARY OF LOANS BY TYPE

(Excludes Loans Held for Sale)

(In Thousands)

	September 30,	June 30,	December 31,	September 30,
	2021	2021	2020	2020
Commercial:
Commercial loans secured by real estate	$553,389	$544,202	$531,810	$530,874
Commercial and industrial	152,244	158,907	159,577	156,169
Paycheck Protection Program - 1st Draw	5,747	37,902	132,269	163,050
Paycheck Protection Program - 2nd Draw	56,981	72,409	0	0
Political subdivisions	73,503	48,849	53,221	47,883
Commercial construction and land	53,267	43,178	42,874	41,906
Loans secured by farmland	10,812	10,950	11,736	11,913
Multi-family (5 or more) residential	52,962	51,916	55,811	62,330
Agricultural loans	3,092	2,379	3,164	3,561
Other commercial loans	17,312	14,711	17,289	17,385
Total commercial	979,309	985,403	1,007,751	1,035,071
Residential mortgage:
Residential mortgage loans - first liens	494,376	507,579	532,947	541,827
Residential mortgage loans - junior liens	24,303	25,287	27,311	27,907
Home equity lines of credit	38,465	39,432	39,301	40,143
1-4 Family residential construction	21,719	23,567	20,613	29,146
Total residential mortgage	578,863	595,865	620,172	639,023
Consumer	17,536	16,588	16,286	17,276
Total	1,575,708	1,597,856	1,644,209	1,691,370
Less: allowance for loan losses	(12,700)	(12,375)	(11,385)	(10,753)
Loans, net	$1,563,008	$1,585,481	$1,632,824	$1,680,617

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended
	September 30,	June 30,	September 30,	September 30,
	2021	2021	2021	2020
Balance, beginning of period	$12,375	$11,661	$11,385	$9,836
Charge-offs	(1,220)	(47)	(1,278)	(2,443)
Recoveries	15	17	60	67
Net charge-offs	(1,205)	(30)	(1,218)	(2,376)
Provision for loan losses	1,530	744	2,533	3,293
Balance, end of period	$12,700	$12,375	$12,700	$10,753

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(Dollars In Thousands)

	September 30,	June 30,	December 31,	September 30,
	2021	2021	2020	2020
Impaired loans with a valuation allowance	$7,225	$10,594	$8,082	$8,085
Impaired loans without a valuation allowance	4,165	1,819	2,895	3,080
Purchased credit impaired loans	6,624	6,733	6,841	7,447
Total impaired loans	$18,014	$19,146	$17,818	$18,612

Total loans past due 30-89 days and still accruing	$2,139	$2,478	$5,918	$3,499

Nonperforming assets:
Purchased credit impaired loans	$6,624	$6,733	$6,841	$7,447
Other nonaccrual loans	14,717	16,238	14,575	15,349
Total nonaccrual loans	21,341	22,971	21,416	22,796
Total loans past due 90 days or more and still accruing	1,924	1,881	1,975	2,308
Total nonperforming loans	23,265	24,852	23,391	25,104
Foreclosed assets held for sale (real estate)	1,374	1,332	1,338	2,369
Total nonperforming assets	$24,639	$26,184	$24,729	$27,473

Loans subject to troubled debt restructurings (TDRs):
Performing	$232	$199	$166	$258
Nonperforming	5,591	5,624	7,285	7,779
Total TDRs	$5,823	$5,823	$7,451	$8,037

Total nonperforming loans as a % of total loans	1.48%	1.56%	1.42%	1.48%
Total nonperforming assets as a % of assets	1.05%	1.12%	1.10%	1.17%
Allowance for loan losses as a % of total loans	0.81%	0.77%	0.69%	0.64%
Credit adjustment on purchased non-impaired loans and allowance for loan losses as a % of total loans and the credit adjustment (a)	1.05%	1.05%	1.05%	1.05%
Allowance for loan losses as a % of nonperforming loans	54.59%	49.79%	48.67%	42.83%

(a) Credit adjustment on purchased non-impaired loans at end of period	$3,836	$4,502	$5,979	$7,127
Allowance for loan losses	12,700	12,375	11,385	10,753
Total credit adjustment on purchased non-impaired loans at end of period and allowance for loan losses (1)	$16,536	$16,877	$17,364	$17,880
Total loans receivable	$1,575,708	$1,597,856	$1,644,209	$1,691,370
Credit adjustment on purchased non-impaired loans at end of period	3,836	4,502	5,979	7,127
Total (2)	$1,579,544	$1,602,358	$1,650,188	$1,698,497
Credit adjustment on purchased non-impaired loans and allowance for loan losses as a % of total loans and the credit adjustment (1)/(2)	1.05%	1.05%	1.05%	1.05%

ADJUSTMENTS TO GROSS AMORTIZED COST OF LOANS

(In Thousands)
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2021	2021	2020	2021	2020
Market Rate Adjustment
Adjustments to gross amortized cost of loans at beginning of period	$(5)	$352	$(1,103)	$718	$(1,415)
Market rate adjustment recorded in acquisition	0	0	2,909	0	2,909
Amortization recognized in interest income	(368)	(357)	(452)	(1,091)	(140)
Adjustments to gross amortized cost of loans at end of period	$(373)	$(5)	$1,354	$(373)	$1,354
Credit Adjustment on Non-impaired Loans
Adjustments to gross amortized cost of loans at beginning of period	$(4,502)	$(5,182)	$(878)	$(5,979)	$(1,216)
Credit adjustment recorded in acquisition	0	0	(7,219)	0	(7,219)
Accretion recognized in interest income	666	680	970	2,143	1,308
Adjustments to gross amortized cost of loans at end of period	$(3,836)	$(4,502)	$(7,127)	$(3,836)	$(7,127)

PURCHASED CREDIT IMPAIRED (PCI) LOANS

(In Thousands)
	September 30,	June 30,	September 30,
	2021	2021	2020
Outstanding balance	$10,064	$10,189	$10,453
Carrying amount	6,624	6,733	7,447

COMPARISON OF INTEREST INCOME AND EXPENSE

(In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2021	2021	2020	2021	2020
INTEREST INCOME
Interest-bearing due from banks	$106	$74	$69	$230	$191
Available-for-sale debt securities:
Taxable	1,304	1,187	1,483	3,604	4,451
Tax-exempt	842	824	698	2,467	1,874
Total available-for-sale debt securities	2,146	2,011	2,181	6,071	6,325
Loans receivable:
Taxable	16,890	16,826	18,269	51,209	46,316
Paycheck Protection Program -1st Draw	618	859	889	3,289	1,429
Paycheck Protection Program - 2nd Draw	1,021	390	0	1,597	0
Tax-exempt	568	518	566	1,639	1,693
Total loans receivable	19,097	18,593	19,724	57,734	49,438
Other earning assets	16	18	30	53	61
Total Interest Income	21,365	20,696	22,004	64,088	56,015

INTEREST EXPENSE
Interest-bearing deposits:
Interest checking	230	235	271	686	716
Money market	269	320	368	895	863
Savings	58	57	57	170	175
Time deposits	506	605	1,091	1,807	3,972
Total interest-bearing deposits	1,063	1,217	1,787	3,558	5,726
Borrowed funds:
Short-term	0	7	73	22	335
Long-term - FHLB advances	87	109	362	330	970
Senior notes, net	118	57	0	175	0
Subordinated debt, net	346	357	247	947	460
Total borrowed funds	551	530	682	1,474	1,765
Total Interest Expense	1,614	1,747	2,469	5,032	7,491

Net Interest Income	$19,751	$18,949	$19,535	$59,056	$48,524

Note: Interest income from tax-exempt securities and loans has been adjusted to a fully tax-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	9/30/2021	Return/	6/30/2021	Return/	9/30/2020	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$195,359	0.22%	$182,586	0.16%	$147,543	0.19%
Available-for-sale debt securities, at amortized cost:
Taxable	263,682	1.96%	243,228	1.96%	227,483	2.59%
Tax-exempt	127,466	2.62%	123,101	2.68%	94,058	2.95%
Total available-for-sale debt securities	391,148	2.18%	366,329	2.20%	321,541	2.70%
Loans receivable:
Taxable	1,426,503	4.70%	1,418,171	4.76%	1,480,247	4.91%
Paycheck Protection Program - 1st Draw	19,625	12.49%	53,639	6.42%	162,234	2.18%
Paycheck Protection Program - 2nd Draw	68,108	5.95%	71,841	2.18%	0	0.00%
Tax-exempt	77,621	2.90%	63,470	3.27%	63,111	3.57%
Total loans receivable	1,591,857	4.76%	1,607,121	4.64%	1,705,592	4.60%
Other earning assets	2,355	2.70%	2,467	2.93%	3,361	3.55%
Total Earning Assets	2,180,719	3.89%	2,158,503	3.85%	2,178,037	4.02%
Cash	24,436		25,453		33,291
Unrealized gain on securities	12,411		10,197		15,277
Allowance for loan losses	(12,688)		(11,992)		(11,473)
Bank-owned life insurance	30,445		30,301		30,078
Bank premises and equipment	20,620		20,620		21,763
Intangible assets	56,021		56,153		57,008
Other assets	43,947		42,516		48,451
Total Assets	$2,355,911		$2,331,751		$2,372,432

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$423,371	0.22%	$387,942	0.24%	$382,997	0.28%
Money market	446,385	0.24%	433,295	0.30%	386,848	0.38%
Savings	231,093	0.10%	227,426	0.10%	201,401	0.11%
Time deposits	312,979	0.64%	335,773	0.72%	449,964	0.96%
Total interest-bearing deposits	1,413,828	0.30%	1,384,436	0.35%	1,421,210	0.50%
Borrowed funds:
Short-term	2,185	0.00%	6,528	0.43%	44,660	0.65%
Long-term - FHLB advances	41,083	0.84%	46,788	0.93%	102,857	1.40%
Senior notes, net	14,674	3.19%	6,930	3.30%	0	0.00%
Subordinated debt, net	32,978	4.16%	26,916	5.32%	16,540	5.94%
Total borrowed funds	90,920	2.40%	87,162	2.44%	164,057	1.65%
Total Interest-bearing Liabilities	1,504,748	0.43%	1,471,598	0.48%	1,585,267	0.62%
Demand deposits	522,930		534,602		463,333
Other liabilities	25,386		23,898		26,367
Total Liabilities	2,053,064		2,030,098		2,074,967
Stockholders' equity, excluding accumulated other comprehensive income	292,936		293,487		285,158
Accumulated other comprehensive income	9,911		8,166		12,307
Total Stockholders' Equity	302,847		301,653		297,465
Total Liabilities and Stockholders' Equity	$2,355,911		$2,331,751		$2,372,432
Interest Rate Spread		3.46%		3.37%		3.40%
Net Interest Income/Earning Assets		3.59%		3.52%		3.57%

Total Deposits (Interest-bearing and Demand)	$1,936,758		$1,919,038		$1,884,543

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	9 Months		9 Months
	Ended	Rate of	Ended	Rate of
	9/30/2021	Return/	9/30/2020	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds%
EARNING ASSETS
Interest-bearing due from banks	$157,231	0.20%	$68,537	0.37%
Available-for-sale debt securities, at amortized cost:
Taxable	241,716	1.99%	245,487	2.42%
Tax-exempt	122,736	2.69%	82,030	3.05%
Total available-for-sale debt securities	364,452	2.23%	327,517	2.58%
Loans receivable:
Taxable	1,424,457	4.81%	1,228,521	5.04%
Paycheck Protection Program - 1st Draw	58,900	7.47%	80,322	2.38%
Paycheck Protection Program - 2nd Draw	58,173	3.67%	0	0.00%
Tax-exempt	69,502	3.15%	60,893	3.71%
Total loans receivable	1,611,032	4.79%	1,369,736	4.82%
Other earning assets	2,556	2.77%	2,346	3.47%
Total Earning Assets	2,135,271	4.01%	1,768,136	4.23%
Cash	24,564		23,467
Unrealized gain on securities	11,831		12,021
Allowance for loan losses	(12,143)		(10,988)
Bank-owned life insurance	30,301		22,539
Bank premises and equipment	20,860		19,251
Intangible assets	56,153		38,786
Other assets	43,694		36,632
Total Assets	$2,310,531		$1,909,844

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$389,349	0.24%	$290,420	0.33%
Money market	428,985	0.28%	268,095	0.43%
Savings	224,050	0.10%	184,829	0.13%
Time deposits	339,558	0.71%	391,827	1.35%
Total interest-bearing deposits	1,381,942	0.34%	1,135,171	0.67%
Borrowed funds:
Short-term	7,648	0.38%	36,492	1.23%
Long-term - FHLB advances	46,863	0.94%	80,030	1.62%
Senior notes, net	7,255	3.23%	0	0.00%
Subordinated debt, net	25,539	4.96%	9,871	6.22%
Total borrowed funds	87,305	2.26%	126,393	1.87%
Total Interest-bearing Liabilities	1,469,247	0.46%	1,261,564	0.79%
Demand deposits	514,081		364,200
Other liabilities	25,729		18,804
Total Liabilities	2,009,057		1,644,568
Stockholders' equity, excluding accumulated other comprehensive income	292,017		255,545
Accumulated other comprehensive income	9,457		9,731
Total Stockholders' Equity	301,474		265,276
Total Liabilities and Stockholders' Equity	$2,310,531		$1,909,844
Interest Rate Spread		3.55%		3.44%
Net Interest Income/Earning Assets		3.70%		3.67%

Total Deposits (Interest-bearing and Demand)	$1,896,023		$1,499,371

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2021	2021	2020	2021	2020
Trust revenue	$1,821	$1,807	$1,595	$5,254	$4,639
Brokerage and insurance revenue	560	506	382	1,392	1,121
Service charges on deposit accounts	1,249	1,073	1,045	3,337	3,126
Interchange revenue from debit card transactions	975	998	828	2,854	2,277
Net gains from sales of loans	797	925	2,052	2,786	3,931
Loan servicing fees, net	153	146	(87)	547	(259)
Increase in cash surrender value of life insurance	139	145	159	434	361
Other noninterest income	665	700	996	2,837	2,583
Total noninterest income, excluding realized gains on securities, net	$6,359	$6,300	$6,970	$19,441	$17,779

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2021	2021	2020	2021	2020
Salaries and employee benefits	$9,427	$9,499	$8,703	$27,821	$23,064
Net occupancy and equipment expense	1,217	1,219	1,189	3,740	3,267
Data processing and telecommunications expenses	1,475	1,487	1,482	4,342	3,959
Automated teller machine and interchange expense	357	355	340	1,049	912
Pennsylvania shares tax	482	490	422	1,463	1,267
Professional fees	538	598	422	1,683	1,265
Other noninterest expense	1,850	1,751	2,090	6,356	6,100
Total noninterest expense, excluding merger-related expenses	15,346	15,399	14,648	46,454	39,834
Merger-related expenses	0	0	6,402	0	7,526
Total noninterest expense	$15,346	$15,399	$21,050	$46,454	$47,360